UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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E. I. du Pont de Nemours and Company

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 27, 2016. E. I. DU PONT DE NEMOURS AND COMPANY Meeting Information Meeting Type: Annual Meeting For holders as of: March 7, 2016 Date: April 27, 2016 Time: 10:30 AM Location: Lotte New York Palace 455 Madison Avenue New York, NY 10022 DUPONT E. I. DU PONT DE NEMOURS AND COMPANY ATTN: STOCKHOLDER RELATIONS 974 CENTRE ROAD WILMINGTON, DE 19805 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E02264-P73859

Before You Vote graphics How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2016 to facilitate timely delivery. How To Vote Graphics Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. Vote must be received by 11:59 p.m. EDT on April 26, 2016. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote must be received by April 26, 2016. E02265-P73859

Voting Items A The Board of Directors recommends that you vote FOR all the nominees in Proposal 1 and FOR Proposals 2-4. 1. Election of Directors Nominees: 1a. Lamberto Andreotti 1b. Edward D. Breen 1c. Robert A. Brown 1d. Alexander M. Cutler 1e. Eleuthère I. du Pont 1f. James L. Gallogly 1g. Marillyn A. Hewson 1h. Lois D. Juliber 1i. Ulf M. Schneider 1j. Lee M. Thomas 1k. Patrick J. Ward 2. To Approve an Amendment to, and Performance Goals under, the E. I. du Pont de Nemours and Company Equity and Incentive Plan 3. On Ratification of Independent Public Accounting Firm 4. To Approve, by Advisory Vote, Executive Compensation B The Board of Directors recommends that you vote AGAINST the following Proposals: 5. On Employee Board Advisory Position 6. On Supply Chain Deforestation Impact 7. On Accident Risk Reduction Report E02266-P73859

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